                                                                 EXHIBIT 99.1
[Cenveo logo]

                                                                 NEWS RELEASE

                CENVEO ANNOUNCES SECOND QUARTER 2006 RESULTS
                --------------------------------------------

        Strong operating performance, highlighted by Envelope segment

                 Rx Technology acquisition completed in July

       Strong sales backlog reinforces positive outlook for back half

STAMFORD, CT - (AUGUST 9, 2006) - Cenveo, Inc. (NYSE: CVO) announced its results today for the three and six months ended June 30, 2006.

For the second quarter, the Company reported a net loss of $33.1 million, or $0.62 per diluted share, compared to a net loss of $10.6 million, or $0.22 per diluted share, in the second quarter of 2005. The second quarter 2006 results include the loss on early extinguishment of debt of $32.7 million, resulting from our debt refinancing, restructuring and impairment charges of $17.2 million, and the gain on sale of non-strategic businesses of $9.6 million, primarily relating to a secondary sale of an 8% interest in Supremex. Net sales for the quarter decreased to $357.9 million from $421.7 million in 2005, primarily due to the Company's decision to sell Supremex and close or sell several other non-strategic businesses.

Non-GAAP net income totaled $8.4 million, or $0.16 per diluted share, in the second quarter of 2006. Non-GAAP net income excludes restructuring and impairment charges, gain on sale of non-strategic businesses, loss on early extinguishment of debt, equity income from affiliate and effect of tax reorganization. A reconciliation of net income to Non-GAAP net income for these adjustments is presented in the following tables.

Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, excluding restructuring, impairment, and other charges, gain
(loss) on sale of non-


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strategic businesses, divested operations, stock compensation expense on the adoption of SFAS 123R, loss on early extinguishment of debt, and equity income in affiliate) in the second quarter of 2006 was $34.5 million compared to Adjusted EBITDA of $20.7 million in the same period last year, an increase of 67%. An explanation of the Company's use of Adjusted EBITDA is provided below.

For the first six months, the Company reported net income of $79.1 million, or $1.47 per diluted share, compared to a net loss of $33.2 million, or $0.69 per share, in the same period in 2005. The results for the first six months of 2006 include restructuring and impairment charges of $30.7 million, the gain on sale of non-strategic businesses of $132.9 million, primarily relating to a sale of 71.4% interest in Supremex, and the loss on early extinguishment of debt of $32.7 million. Net sales for the first six months decreased to $784.6 million from $871.3 million in 2005, primarily due to the Company's decision to sell Supremex and close or sell several other non-strategic businesses.

Non-GAAP net income totaled $18.9 million or $0.35 per diluted share in the first six months of 2006. Non-GAAP net income excludes restructuring and impairment charges, gain on sale of non-strategic businesses, loss on early extinguishment of debt, equity income in affiliate and effect of tax reorganization. A reconciliation of net income to Non-GAAP net income for these adjustments is presented in the following tables.

ROBERT G. BURTON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER STATED:

"Our second quarter results reflect the success of having a clear and concise game plan that allows us to be responsive to both our customers and our cost structure. We remain committed to our strategy to reduce costs, divest non-core assets, and invest our capital resources into what we believe are higher growth print markets and cross-sell the full product offering of our portfolio. I believe that the momentum that we have built over the past 11 months continues to strengthen. Our envelope, forms and label segment continues to perform increasingly well and is enjoying strong backlogs and is producing solid operational improvement over budget and last year. Our commercial print segment once again showed dramatic operational improvement over the prior year as our

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

consolidation efforts and sales focus on profitable sales are starting to yield significant results. These factors allowed us to improve adjusted
                           --------------------------------------------
EBITDA by 67% from the same period last year."
----------------------------------------------

MR. BURTON CONTINUED:

"During the quarter the Company undertook several significant steps designed to position itself for future growth. We dramatically improved our capital structure by successfully tendering for our high-coupon senior notes and replacing them with lower-cost debt. This action will save the Company approximately $9 million a year in interest expense and provides a more flexible capital structure as we pursue future growth opportunities. Last month we also completed the acquisition of Rx Technology, a leading manufacturer of prescription labels. This acquisition strengthens our
                                     --------------------------------
position in the high-growth label segment, and is expected to be accretive
--------------------------------------------------------------------------
to earnings this year. This acquisition is already beginning to pay
----------------------
dividends as we now can offer Rx's existing customers the extensive platform of Cenveo's core products and services."

MR. BURTON CONCLUDED:

"As we enter the back half of the year, we remain focused on executing the turnaround plan that we implemented last September. Based on our current strong backlog and improved operating performance across all our businesses to date, I continue to remain very optimistic about the Company's prospects for the remainder of the year. We will also continue to look to grow the Company both organically and through strategic acquisitions that are accretive to earnings. We feel very good about our core businesses today and we are continuing discussions with other print businesses as we seek to expand our product portfolio to provide more opportunities to our customers."

CONFERENCE CALL:

Cenveo will host a conference call tomorrow to discuss these results, and the letter the company sent to Banta Corporation, on Thursday August 10, 2006, at 10:00 a.m. Eastern Time. The conference call will be available via webcast, which can be accessed via the Internet at www.cenveo.com.

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

---------------------------------------------------------------------------------------------------------------------
                                             CENVEO, INC., AND SUBSIDIARIES
                                     Condensed Consolidated Statements of Operations
                                          (in thousands, except per share data)
                                                       (Unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                              THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                   JUNE 30,                         JUNE 30,
---------------------------------------------------------------------------------------------------------------------
                                                            2006             2005            2006             2005
---------------------------------------------------------------------------------------------------------------------
Net sales                                                $ 357,895        $ 421,736       $ 784,572        $ 871,338
                                                  -------------------------------------------------------------------
Cost of sales                                              284,576          341,468         621,450          707,371
                                                  -------------------------------------------------------------------
Selling, general and administrative                         49,157           61,371         105,494          129,029
                                                  -------------------------------------------------------------------
Amortization of intangible assets                            1,264            1,276           2,562            2,606
                                                  -------------------------------------------------------------------
Restructuring, impairment and other charges                 17,213            5,070          30,687           15,089
---------------------------------------------------------------------------------------------------------------------
     Operating income                                        5,685           12,551          24,379           17,243
                                                  -------------------------------------------------------------------
(Gain) loss on sale of non-strategic businesses             (9,573)             539        (132,925)           1,260
                                                  -------------------------------------------------------------------
Interest expense, net                                       14,960           18,802          32,997           36,995
                                                  -------------------------------------------------------------------
Loss on early extinguishment of debt                        32,744               --          32,744               --
---------------------------------------------------------------------------------------------------------------------
Other (income) expense                                      (2,993)             445          (2,771)             434
---------------------------------------------------------------------------------------------------------------------
     Income (loss) before income taxes                     (29,453)          (7,235)         94,334          (21,446)
                                                  -------------------------------------------------------------------
Income tax expense                                           3,641            3,374          15,227           11,721
---------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                   $ (33,094)       $ (10,609)      $  79,107        $ (33,167)
---------------------------------------------------------------------------------------------------------------------
Income (loss) per share:
---------------------------------------------------------------------------------------------------------------------
Income (loss) per share--basic                              $(0.62)          $(0.22)         $ 1.49           $(0.69)
------------------------------------------------------------------------------------ --------------------------------
Income (loss) per share--diluted                            $(0.62)          $(0.22)         $ 1.47           $(0.69)
---------------------------------------------------------------------------------------------------------------------
Weighted average shares--basic                              53,257           48,804          53,183           48,292
---------------------------------------------------------------------------------------------------------------------
Weighted average shares--diluted                            53,257           48,804          53,862           48,292
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                       CENVEO, INC., AND SUBSIDIARIES
                            Reconciliation of Net Income to Non-GAAP Net Income
                                   (in thousands, except per share data)
                                                 (Unaudited)

-----------------------------------------------------------------------------------------------------------
                                                                  THREE MONTHS ENDED JUNE 30, 2006
-----------------------------------------------------------------------------------------------------------
                                                                              ADJUSTMENTS
                                                         AS REPORTED          TO NON-GAAP         NON-GAAP
-----------------------------------------------------------------------------------------------------------
Net sales                                                  $ 357,895                 --          $ 357,895
                                                  ---------------------------------------------------------
Cost of sales                                                284,576                 --            284,576
                                                  ---------------------------------------------------------
Selling, general and administrative                           49,157                 --             49,157
                                                  ---------------------------------------------------------
Amortization of intangible assets                              1,264                 --              1,264
                                                  ---------------------------------------------------------
Restructuring and impairment charges                          17,213            (17,213)                --
-----------------------------------------------------------------------------------------------------------
     Operating income (loss)                                   5,685             17,213             22,898
-----------------------------------------------------------------------------------------------------------
(Gain) loss on sale of non-strategic businesses               (9,573)             9,573                 --
                                                  ---------------------------------------------------------
Interest expense, net                                         14,960                 --             14,960
                                                  ---------------------------------------------------------
Loss on early extinguishment of debt                          32,744            (32,744)                --
                                                  ---------------------------------------------------------
Other (income) expense                                        (2,993)             2,288               (705)
-----------------------------------------------------------------------------------------------------------
      Income (loss) before income taxes                      (29,453)            38,096              8,643
-----------------------------------------------------------------------------------------------------------
Income tax expense                                             3,641             (3,379)               262
-----------------------------------------------------------------------------------------------------------
      Net income (loss)                                     $(33,094)            41,475             $8,381
-----------------------------------------------------------------------------------------------------------
Income (loss) per share:
-----------------------------------------------------------------------------------------------------------
Income (loss) per share--basic                                $(0.62)                --              $0.16
-----------------------------------------------------------------------------------------------------------
Income (loss) per share--diluted                              $(0.62)                --              $0.16
-----------------------------------------------------------------------------------------------------------
Weighted average shares--basic                                53,257                 --             53,257
-----------------------------------------------------------------------------------------------------------
Weighted average shares--diluted                              53,257                 --             54,043
-----------------------------------------------------------------------------------------------------------

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



-------------------------------------------------------------------------------------------------------------
                                       CENVEO, INC., AND SUBSIDIARIES
                             Reconciliation of Net Income to Non-GAAP Net Income
                                    (in thousands, except per share data)
                                                 (Unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------
                                                                                ADJUSTMENTS
                                                            AS REPORTED         TO NON-GAAP        NON-GAAP
-------------------------------------------------------------------------------------------------------------
Net sales                                                    $ 784,572                 --          $ 784,572
-------------------------------------------------------------------------------------------------------------
Cost of sales                                                  621,450                 --            621,450
-------------------------------------------------------------------------------------------------------------
Selling, general and administrative                            105,494                 --            105,494
-------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                                2,562                 --              2,562
-------------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                            30,687            (30,687)                --
-------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                    24,379             30,687             55,066
-------------------------------------------------------------------------------------------------------------
(Gain) loss on sale of non-strategic businesses               (132,925)           132,925                 --
-------------------------------------------------------------------------------------------------------------
Interest expense, net                                           32,997                 --             32,997
-------------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                            32,744            (32,744)                --
-------------------------------------------------------------------------------------------------------------
Other (income) expense                                          (2,771)             2,288               (483)
-------------------------------------------------------------------------------------------------------------
      Income (loss) before income taxes                         94,334            (71,782)            22,552
-------------------------------------------------------------------------------------------------------------
Income tax expense                                              15,227            (11,542)             3,685
-------------------------------------------------------------------------------------------------------------
      Net income (loss)                                       $ 79,107            (60,240)          $ 18,867
-------------------------------------------------------------------------------------------------------------
Income (loss) per share:
-------------------------------------------------------------------------------------------------------------
Income (loss) per share--basic                                  $ 1.49                 --             $ 0.35
-------------------------------------------------------------------------------------------------------------
Income (loss) per share--diluted                                $ 1.47                 --             $ 0.35
-------------------------------------------------------------------------------------------------------------
Weighted average shares--basic                                  53,183                 --             53,183
-------------------------------------------------------------------------------------------------------------
Weighted average shares--diluted                                53,862                 --             53,862
-------------------------------------------------------------------------------------------------------------

                             CENVEO, INC., AND SUBSIDIARIES
                          Condensed Consolidated Balance Sheets
                                     (in thousands)
                                      (Unaudited)

                                                          -------------------------------
                                                                             DECEMBER 31,
                                                           JUNE 30, 2006         2005
                                                          -------------------------------
Assets
                                                          -------------------------------
Current assets:
                                                          -------------------------------
         Cash and cash equivalents                           $     668       $    1,035
                                                          -------------------------------
         Accounts receivable, net                              211,666          247,277
                                                          -------------------------------
         Inventories, net                                       98,346          108,704
                                                          -------------------------------
         Prepaid and other current assets                       29,417           25,767
-----------------------------------------------------------------------------------------
                  Total current assets                         340,097          382,783
-----------------------------------------------------------------------------------------
Property, plant and equipment, net                             273,621          317,606
                                                          -------------------------------
Goodwill                                                       229,298          311,146
                                                          -------------------------------
Investment in affiliate                                         49,293               --
                                                          -------------------------------
Other intangible assets, net                                    21,398           23,961
                                                          -------------------------------
Other assets, net                                               27,240           44,068
-----------------------------------------------------------------------------------------
                  Total assets                               $ 940,947       $1,079,564
-----------------------------------------------------------------------------------------
Liabilities and Shareholders' Equity (Deficit)
                                                          -------------------------------
Current liabilities:
                                                          -------------------------------
         Current maturities of long-term debt                  $ 3,261           $2,791
                                                          -------------------------------
         Accounts payable                                      101,068          124,901
                                                          -------------------------------
         Accrued compensation and related liabilities           42,727           53,765
                                                          -------------------------------
         Other current liabilities                              64,709           79,051
-----------------------------------------------------------------------------------------
                  Total current liabilities                    211,765          260,508
-----------------------------------------------------------------------------------------
Long-term debt                                                 663,355          809,345
                                                          -------------------------------
Deferred income taxes                                            4,891           10,045
                                                          -------------------------------
Other liabilities                                               36,699           49,216
-----------------------------------------------------------------------------------------
Shareholders' equity (deficit):
                                                          -------------------------------
         Preferred stock                                            --               --
                                                          -------------------------------
         Common stock                                              533              530
                                                          -------------------------------
         Paid-in capital                                       241,367          239,432
                                                          -------------------------------
         Retained deficit                                     (225,984)        (305,091)
                                                          -------------------------------
         Deferred compensation                                      --           (1,825)
                                                          -------------------------------
         Accumulated other comprehensive income                  8,321           17,404
-----------------------------------------------------------------------------------------
Total shareholders' equity (deficit)                            24,237          (49,550)
-----------------------------------------------------------------------------------------
Total liabilities and shareholders' equity (deficit)         $ 940,947       $1,079,564
-----------------------------------------------------------------------------------------

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
                                            CENVEO, INC., AND SUBSIDIARIES
                                   Condensed Consolidated Statements of Cash Flows
                                                    (in thousands)
                                                     (Unaudited)
                                                                                        ------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                                    JUNE 30,
                                                                                        ------------------------------
                                                                                             2006             2005
                                                                                        ------------------------------
Cash flows from operating activities:
                                                                                        ------------------------------
  Net income (loss) ............................................................           $  79,107        $(33,167)
                                                                                        ------------------------------
  Adjustments to reconcile net income (loss) to net cash used in operating activities:
                                                                                        ------------------------------
   Depreciation and amortization, excluding amortization of deferred
    financing costs.............................................................              21,402          25,955
                                                                                        ------------------------------
     Amortization of deferred financing costs...................................               1,028           2,230
                                                                                        ------------------------------
     Loss on early extinguishment of debt.......................................              32,744              --
                                                                                        ------------------------------
     Non-cash restructuring and impairment charges..............................               7,795           7,689
                                                                                        ------------------------------
     Other non-cash charges, net................................................               7,521            (170)
                                                                                        ------------------------------
     (Gain) loss on sale of non-strategic businesses............................            (132,925)          1,260
                                                                                        ------------------------------
     Equity income in affiliate.................................................              (2,288)             --
                                                                                        ------------------------------
Changes in operating assets and liabilities:
                                                                                        ------------------------------
     Accounts receivable........................................................              17,154          25,723
                                                                                        ------------------------------
     Inventories................................................................              (4,796)         (2,247)
                                                                                        ------------------------------
     Accounts payable and accrued compensation and related
      liabilities...............................................................             (31,036)        (20,553)
                                                                                        ------------------------------
     Other working capital changes..............................................             (18,957)         (9,415)
                                                                                        ------------------------------
     Other, net.................................................................               (843)          (6,877)
                                                                                        ------------------------------
      Net cash used in operating activities.....................................             (24,094)         (9,572)
                                                                                        ------------------------------
Cash flows from investing activities:
                                                                                        ------------------------------
     Proceeds from divestitures, net............................................             213,104           4,158
                                                                                        ------------------------------
     Capital expenditures.......................................................             (12,971)        (12,652)
                                                                                       -------------------------------
     Acquisition payments.......................................................              (4,653)         (3,995)
                                                                                        ------------------------------
     Distributions from affiliate...............................................               1,533              --
                                                                                        ------------------------------
     Proceeds from sale of property, plant and equipment........................                 409             284
                                                                                        ------------------------------
      Net cash provided by (used in) investing activities.......................             197,422         (12,205)
                                                                                        ------------------------------
Cash flows from financing activities:
                                                                                        ------------------------------
     Repayment of 9 5/8% senior notes...........................................            (339,502)             --
                                                                                        ------------------------------
     Repayments under senior secured revolving credit facility, net.............            (123,931)             --
                                                                                        ------------------------------
     Repayments of other long-term debt ........................................             (12,087)         (1,018)
                                                                                        ------------------------------
     Payment of redemption premiums and expenses................................             (26,142)             --
                                                                                        ------------------------------
     Payment of debt issuance costs.............................................              (3,770)             --
                                                                                        ------------------------------
     Proceeds from issuance of term loan........................................             325,000              --
                                                                                        ------------------------------
     Borrowings under revolving credit facility.................................               5,000              --
                                                                                        ------------------------------
     Borrowings under senior secured revolving credit facility, net.............                  --          14,824
                                                                                        ------------------------------
     Proceeds from exercise of stock options....................................               1,744           9,082
                                                                                        ------------------------------
      Net cash provided by (used in) financing activities.......................            (173,688)         22,888
                                                                                        ------------------------------
Effect of exchange rate changes on cash and cash equivalents....................                  (7)            (63)
                                                                                        ------------------------------
      Net increase (decrease) in cash and cash equivalents......................                (367)          1,048
                                                                                        ------------------------------
Cash and cash equivalents at beginning of year..................................               1,035             796
                                                                                        ------------------------------
Cash and cash equivalents at end of quarter.....................................           $     668        $  1,844
                                                                                           =========        ========

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
                                         CENVEO, INC. AND SUBSIDIARIES
                             Reconciliation of Net Income (Loss) to Adjusted EBITDA
                                                  (in thousands)

                                                       --------------------------------------------------------
                                                          THREE MONTHS ENDED              SIX MONTHS ENDED
                                                               JUNE 30,                       JUNE 30,
                                                       --------------------------------------------------------
                                                          2006           2005           2006            2005
                                                       --------------------------------------------------------

                                                       --------------------------------------------------------
Net Income (loss)....................................   $(33,094)      $(10,609)      $ 79,107       $ (33,165)
                                                       --------------------------------------------------------
     Interest expense................................     14,960         18,802         32,997          36,994
                                                       --------------------------------------------------------
     Income taxes....................................      3,641          3,374         15,227          11,721
                                                       --------------------------------------------------------
     Depreciation....................................      8,542         11,640         18,840          23,289
                                                       --------------------------------------------------------
     Amortization of intangible assets...............      1,264          1,276          2,562           2,606
                                                       --------------------------------------------------------
     Restructuring, impairment and other charges.....     17,213          5,070         30,687          15,089
                                                       --------------------------------------------------------
     (Gain) loss on sale of non-strategic businesses.     (9,573)           539       (132,925)          1,260
                                                       --------------------------------------------------------
     Loss on early extinguishment of debt............     32,744             --         32,744              --
                                                       --------------------------------------------------------
     Equity income in affiliate......................     (2,288)            --         (2,288)             --
                                                       --------------------------------------------------------
     Divested operations.............................        642         (9,382)        (8,436)        (18,821)
                                                       --------------------------------------------------------
     Stock compensation expense on adoption of
      SFAS 123R......................................        448             --          1,081              --
                                                       --------------------------------------------------------

                                                       --------------------------------------------------------
Adjusted EBITDA, as defined..........................   $ 34,499       $ 20,710       $ 69,596        $ 38,973
                                                       --------------------------------------------------------

                                                       --------------------------------------------------------
Supremex operations..................................         --          8,582          9,784          18,326
                                                       --------------------------------------------------------

                                                       --------------------------------------------------------
Adjusted EBITDA, as defined and Supremex operations..   $ 34,499       $ 29,292       $ 79,380        $ 57,299
                                                        --------       --------       --------        --------

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                                     ###

The common definition of EBITDA is "Earnings before Interest, Taxes, Depreciation and Amortization". Adjusted EBITDA is equivalent to the common definition of EBITDA excluding restructuring, impairment and other changes, loss on sale of non-strategic business, divested operations EBITDA, stock compensation expense on the adoption of SFAS 123R, gain (loss) from early extinguishment of debt and gain (loss) on disposal of discontinued operations. Restructuring, impairment and other charges have been excluded from Adjusted EBITDA to maintain comparability of our results with the results of competitors using similar measures. Adjusted EBITDA should be used in conjunction with U.S. GAAP financial measures and is not presented as an alternative to cash flow from operations as a measure of our liquidity or as an alternative to net income as an indicator of our operating performance.

We believe the use of Adjusted EBITDA along with U.S. GAAP financial measures enhances the understanding of our operating results and is useful to investors in comparing performance with competitors, estimating enterprise value and making investment decisions. Adjusted EBITDA allows investors to compare operating results of competitors exclusive of depreciation and amortization. Adjusted EBITDA is a useful tool given the significant variation that can result from the timing of capital expenditures, the amount of intangible assets recorded or the differences in assets' lives. Adjusted EBITDA as used here may not be comparable to similarly titled measures reported by competitors. We also use Adjusted EBITDA to evaluate operating performance of our segments, to allocate resources and capital to such segments, to measure performance for incentive compensation programs, and to evaluate future growth opportunities.

                                     ###


CENVEO IS ONE OF NORTH AMERICA'S LEADING PROVIDERS OF PRINT AND VISUAL COMMUNICATIONS, WITH ONE-STOP SERVICES FROM DESIGN THROUGH FULFILLMENT. THE COMPANY'S BROAD PORTFOLIO OF SERVICES AND PRODUCTS INCLUDE COMMERCIAL PRINTING, ENVELOPES, LABELS, PACKAGING AND BUSINESS DOCUMENTS DELIVERED THROUGH A NETWORK OF PRODUCTION, FULFILLMENT AND DISTRIBUTION FACILITIES THROUGHOUT NORTH AMERICA.


Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual result to differ materially from such forward-looking statements. Those assumptions, risks and uncertainties include, without limitation: (1) uncertainties regarding future growth and our ability to successfully integrate acquisitions; (2) substantial indebtedness impairing our financial condition and limiting our ability to incur additional debt; (3) indebtedness imposing significant restrictions on our business; (4) additional indebtedness exacerbating the above factors;
(5) debt instruments providing cross defaults causing all debt to become due and payable as a result of a default under an unrelated debt instrument; (6) our history of losses and uncertain return to consistent profitability; (7) the absence of long-term customer agreements in our industry, subjecting our business to fluctuations; (8) factors affecting the U.S. postal services;
(9) increases in paper costs and decreases in its availability; (10) availability of alternative delivery media; (11) intense competition; (12) supply, availability, and costs of raw materials and components; (13) fires or explosions at any of the Company's facilities; (14) environmental rules and regulations, non-compliance with which may expose the Company to adverse consequences; (15) acquisitions that might be unsuccessful; (16) contract pricing and timing of awards; (17) changing economic and political conditions in the U.S. and in other countries; (18) dependence on key management personnel; (19) customer product acceptance; (20) continued access to technical and capital resources; (21) availability of insurance coverage at acceptable terms; (22) changes in accounting or tax rules or pronouncements; (23) actual pension asset returns and assumptions regarding future returns, discount rates, and service costs; (24) changes in cost estimates related to restructuring or relocation of facilities; (25) the timing and extent of changes in interest rates; (26) access to capital markets and the costs thereof; (27) legal proceedings; and (28) other economic, political, and technological risks and uncertainties.

This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact the Company's business. Additional information regarding these and other factors may be contained in the Company's filings with the SEC. All such risk factors are difficult to predict, contain material uncertainties that may affect actual results and may be beyond the Company's control.

These risks and uncertainties are set forth under Item 1 and Item 1A, Risk Factors, in Cenveo's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and Cenveo's other SEC filings. A copy of the Annual Report is available at http://www.cenveo.com.


Inquiries from analysts and investors should be directed to Robert G. Burton, Jr. at (203) 595-3005.